UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 15, 2004


                           Playboy Enterprises, Inc.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                     001-14790             36-4249478
--------------------------------   -----------------------  -----------------
(State or other jurisdiction of   (Commission File Number)  (IRS Employer
     incorporation)                                         Identification No.)


              680 North Lake Shore Drive, Chicago, Illinois   60611
              ------------------------------------------------------
              (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code: (312) 751-8000


                                Not applicable.
         -------------------------------------------------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                Section 1--Registrant's Business and Operations

Item 1.01.    Entry into a Material Definitive Agreement.

         On September 15, 2004, we entered into an amendment, effective as of September 1, 2004, of our Credit Agreement, dated March 11, 2003, as previously amended July 30, 2004, among PEI Holdings, Inc. (a wholly-owned subsidiary of Playboy Enterprises, Inc.), each lender from time to time party thereto and Bank of America, N.A., as agent for the lenders thereunder. The amendment increased the size of our revolving credit facility under the credit agreement from $20.0 million to $30.0 million, which may consist of revolving borrowings, letters of credit or a combination of both. The amendment also extended the maturity date of the facility from March 11, 2006 to September 1, 2007, adjusted applicable interest-rate margins and commitment fees, modified the liquidity requirements for prepaying specified non-credit-agreement indebtedness and increased our ability to make capital expenditures under the applicable financial covenant. In connection with the amendment of the credit agreement, the March 11, 2003 deed of trust executed by Playboy Enterprises International, Inc. (a wholly-owned subsidiary of Playboy Enterprises, Inc.) in favor of Fidelity National Title Insurance Company for the benefit of Bank of America, N.A., as agent for the lenders under the credit agreement, was amended on September 15, 2004 to reflect the extension of the maturity date and the increase in the size of the revolving credit facility under the credit agreement.

         Copies of the September 15, 2004 credit agreement amendment and the related deed of trust amendment are filed as Exhibits 99.1 and 99.2, respectively, to this current report on Form 8-K.

                 Section 9--Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

Exhibit
Number            Description
------            -----------

99.1 Second Amendment, dated September 15, 2004, to the Credit Agreement, dated March 11, 2003 (the "Credit Agreement"), among PEI Holdings, Inc., each lender from time to time party thereto and Bank of America, N.A., as Agent.

99.2 First Amendment, dated as of September 15, 2004, to Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 11, 2003, made and executed by Playboy Enterprises International, Inc. in favor of Fidelity National Title Insurance Company for the benefit of Bank of America, N.A., as agent for the lenders under the Credit Agreement.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PLAYBOY ENTERPRISES, INC.


September 17, 2004                          By: /s/ Linda G. Havard
                                                -------------------------
                                                Linda G. Havard
                                                Executive Vice President,
                                                  Finance and Operations, and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

99.1 Second Amendment, dated September 15, 2004, to the Credit Agreement, dated March 11, 2003 (the "Credit Agreement"), among PEI Holdings, Inc., each lender from time to time party thereto and Bank of America, N.A., as Agent.

99.2 First Amendment, dated as of September 15, 2004, to Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 11, 2003, made and executed by Playboy Enterprises International, Inc. in favor of Fidelity National Title Insurance Company for the benefit of Bank of America, N.A., as agent for the lenders under the Credit Agreement.